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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (date of earliest event reported): April 24, 2000


                          UNITED LEISURE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


             DELAWARE                     0-6106            13-2652243
    (State or other jurisdiction        (Commission      (I.R.S. Employer
         of Incorporation)             File Number)        I.D. Number)


  1990 Westwood Boulevard, California                        90025
  (Address of Principal Executive Offices)                 (Zip Code)


                                 (310)441-0900
                        (Registrant's Telephone Number,
                             Including Area Code)


                                      N/A
         (Former name or former address, if changed from last report)


Item 5.   Other Events.

     The registrant hereby incorporates by reference herein the information set forth in its filing on Schedule 13D filed in connection with its holdings in netcruise.com, inc.

Item 7.   Exhibits.

Exhibit 99 Amendment No. 2 to Schedule 13D filed by registrant in connection with its shareholdings in netcruise.com, inc.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Dated: May 10, 2000                            UNITED LEISURE CORPORATION

                                               By  /s/ Brian Shuster
                                                   -----------------
                                                   Brian Shuster,
                                                   President and Chief
                                                   Executive Officer


                               INDEX TO EXHIBITS

Exhibit No.      Description
-----------      -----------

99 Amendment No. 2 to Schedule 13D filed by registrant in connection with its shareholdings in netcruise.com, inc.

                                       2